Supplement dated September 22, 2000*
                       to the Prospectus dated May 1, 2000
   of American Express Retirement Advisor Variable Annuity SM S-6467 C (5/00)


The  following   revisions  apply  to  contracts  purchased  in  the  states  of
Massachusetts, Washington and Oregon:

1. The footnote in the "The Contract in Brief" section of the prospectus under the "Buying your contract" heading is revised as follows:

         Except for TSAs, purchase payments are limited and may not be paid after the third contract anniversary in Massachusetts, Washington and Oregon.


2. In the "Buying Your Contract" section of the prospectus under the "Beneficiary" heading, "Purchase Payments" subheading, the following revision (revision underlined) is made:

         Purchase payments: Except for TSAs, purchase payments are limited and may not be paid after the third contract anniversary in Massachusetts, Washington and Oregon.



















S-6467 71 A (9/00)
*Valid until April 30, 2001.